Exhibit 10.7

Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

AIRCRE contracts

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - GROSS
(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. **Basic Provisions ("Basic Provisions").**

1.1 **Parties.** This Lease ("**Lease**"), dated for reference purposes only July 19, 2024 ("Effective Date"), is made by and between Zina Development, LLC, a California limited liability company ("**Lessor**") and Cheetah Net Supply Chain Service Inc., a North Carolina corporation ("**Lessee**"), (collectively the "**Parties**," or individually a "**Party**").

1.2 **Premises:** That certain building ~~real property~~, including all improvements therein ~~or to be provided by Lessor under the terms of this Lease~~, commonly known as (street address, city, state, zip): 8707 Research Drive, Irvine, CA 92618 ("**Premises**"). The Premises are located in the County of Orange, and are generally described as (describe briefly the nature of the property and, if applicable, the "**Project**," if the property is located within a Project): a single-tenant office building consisting of 15,000 rentable square feet. (See also Paragraph 2 and Addendum paragraph 1.2))

1.3 **Term:** Three (3) years and Nine (9) days ~~months~~ ("**Original Term**") commencing July 23, 2024 ("**Commencement Date**") and ending July 31, 2027 ("**Expiration Date**"). (See also Paragraph 3)

1.4 ~~**Early Possession:** If the Premises are available Lessee may have non-exclusive possession of the Premises commencing ________ ("Early Possession Date"). (See also Paragraphs 3.2 and 3.3)~~

1.5 **Base Rent:** See Addendum. ~~per month ("Base Rent"), payable on the ________ day of each month commencing ________.~~ (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 1.5 of the Addendum.

1.6 **Base Rent and Other Monies Paid Upon Execution:**

(a) **Base Rent:** $222,194.00 ("Prepaid Rent") ~~for the period ________~~. See Addendum.

(b) **Security Deposit:** $100,000.00 ("**Security Deposit**"). (See also Paragraph 5)

(c) ~~**Association Fees:** ________ for the period ________~~. See Addendum.

(d) ~~**Other:** ________ for ________.~~

(e) **Total Due Upon Execution of this Lease:** $322,194.00.

1.7 **Agreed Use:** general office use and uses ancillary to such use and not inconsistant with the character of the Premises. (See also Paragraph 6)

1.8 **Insuring Party.** Lessor is the "**Insuring Party**". ~~The annual "Base Premium" is ________.~~ (See also Paragraph 8)

1.9 **Real Estate Brokers.** (See also Paragraph 15 and 25)

(a) **Representation**: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this Lease with the following real estate brokers ("**Broker(s)**") and/or their agents ("Agent(s)"):

Lessor's Brokerage Firm Lee & Associates, Inc. - Irvine License No. 0144791 Is the broker of (check one): ☑ the Lessor; or ☐ both the Lessee and Lessor (dual agent).

Lessor's Agent Allen Basso/Eric Darnell/Kylee King License No. 01298152/01888743/02101275 is (check one): ☑ the Lessor's Agent (salesperson or broker associate); or ☐ both the Lessee's Agent and the Lessor's Agent (dual agent).

Lessee's Brokerage Firm Universal Elite Realty License No. ________ Is the broker of (check one): ☑ the Lessee; or ☐ both the Lessee and Lessor (dual agent).

Lessee's Agent Jing Gan License No. 02132915 is (check one): ☑ the Lessee's Agent (salesperson or broker associate); or ☐ both the Lessee's Agent and the Lessor's Agent (dual agent).

(b) **Payment to Brokers.** Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ________ or ________% of the total Base Rent) for the brokerage services rendered by the Brokers.

1.10 **Guarantor.** The obligations of the Lessee under this Lease are to be guaranteed by Canaan International LLC, a North Carolina limited liability company ("Canaan") and West Buy Media Inc., a North Carolina corporation ("West Buy" and together with Canaan ("**Guarantor**"). (See also Paragraph 37)

1.11 **Attachments.** Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs 1.2 through 56;

☐ a plot plan depicting the Premises;

☐ a current set of the Rules and Regulations;

☐ a Work Letter;

☑ other (specify): Exhibits A and B and Schedules 1 and 2.

2. **Premises.**

2.1 **Letting**. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. **NOTE: Lessee is advised to verify the actual size prior to executing this Lease.**

2.2 **Condition**. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date ~~or the Early Possession Date, whichever first occurs ("Start Date")~~, and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days

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© 2019 AIR CRE. All Rights Reserved.
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following the Commencement Date~~Start Date~~, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date, that the surface and structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "**Building**") shall be free of material defects, and that the Unit does not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law. If a non-compliance with said warranty exists as of the Commencement Date ~~Start Date~~, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows: (i) 3~~6~~ months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense, except for the roof, foundations, and bearing walls which are handled as provided in paragraph 7. Lessor also warrants, that unless otherwise specified in writing, Lessor is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts due under any loan secured by the Premises; and (iii) any bankruptcy proceeding affecting the Premises.

2.3 **Compliance**. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances ("**Applicable Requirements**") that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph 50), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. **NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Commencement Date ~~Start Date~~, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("**Capital Expenditure**"), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease.

2.4 **Acknowledgements**. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. ~~In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.~~ See Addendum.

2.5 ~~**Lessee as Prior Owner/Occupant**. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.~~

3. Term.

3.1 **Term**. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 ~~**Early Possession**. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.~~

3.3 **Delay In Possession**. Lessor agrees to use commercially reasonable efforts to deliver exclusive possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor

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© 2019 AIR CRE. All Rights Reserved.

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Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. ~~If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed by Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.~~

3.4 **Lessee Compliance**. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Commencement Date~~Start Date~~, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Commencement Date ~~Start Date~~, the Commencement Date ~~Start Date~~ shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1 **Rent Defined**. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("**Rent**").

4.2 **Payment**. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor via direct deposit to such account~~at its address stated herein or to such other persons or place~~ as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. Payments will be applied first to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs.

4.3 ~~**Association Fees**. In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner's association or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same time and in the same manner as the Base Rent.~~

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. Lessor shall upon written request provide Lessee with an accounting showing how that portion of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. THE SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF THE LAST MONTH'S RENT. See Addendum.

6. Use.

6.1 **Use**. Lessee shall use and occupy the Premises only for the Agreed Use, or subject to Lessor's approval, which may be withheld in Lessor's sole and absolute discretion, any other legal use which is reasonably comparable thereto provided such use does not involve the presence or handling of Hazardous Substances (as defined below), and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. ~~Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises.~~ If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use. See Addendum.

6.2 **Hazardous Substances**.

(a) **Reportable Uses Require Consent**. The term "**Hazardous Substance**" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, byproducts or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "**Reportable Use**" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public,

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the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) **Duty to Inform Lessor**. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) **Lessee Remediation**. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended by Lessor's environmental consultant, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) **Lessee Indemnification**. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. **No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.**

(e) **Lessor Indemnification**. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) **Investigations and Remediations**. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

(g) **Lessor Termination Option**. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

6.3 **Lessee's Compliance with Applicable Requirements**. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in effect or become effective after the Commencement Date~~Start Date~~. Lessee shall, within 10 days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises. In addition, Lessee shall provide Lessor with copies of its business license, certificate of occupancy and/or any similar document within 10 days of the receipt of a written request therefor. See Addendum.

6.4 **Inspection; Compliance**. Lessor and Lessor's "**Lender**" (as defined in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any time in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting and/or testing the condition of the Premises and/or for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see Paragraph 9.1(e)) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (**MSDS**) to Lessor within 10 days of the receipt of a written request therefor. Lessee acknowledges that any failure on its part to allow such inspections or testing will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to allow such inspections and/or testing in a timely fashion the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for the remainder to the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to allow such inspection and/or testing. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted hereunder.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

7.1 **Lessee's Obligations**.

(a) **In General**. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for

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Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), ceilings, floors, stairs, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee is also responsible for keeping the roof and roof drainage clean and free of debris. Lessor shall keep the surface and structural elements of the roof, foundations, and bearing walls in good repair (see paragraph 7.2). Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building. See Addendum.

(b) **Service Contracts**. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) ~~HVAC equipment, (ii) boiler, and pressure vessels~~, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, ~~(iv) landscaping and irrigation systems, and (v) clarifiers~~. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.

(c) **Failure to Perform**. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.

(d) **Replacement**. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest on the unamortized balance but may prepay its obligation at any time.

7.2 **Lessor's Obligations**. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee, except for the surface and structural elements of the roof, foundations and bearing walls, the repair of which shall be the responsibility of Lessor upon receipt of written notice that such a repair is necessary. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. See Addendum.

7.3 **Utility Installations; Trade Fixtures; Alterations**.

(a) **Definitions**. The term "**Utility Installations**" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "**Trade Fixtures**" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "**Lessee Owned Alterations and/or Utility Installations**" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) **Consent**. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for additional modifications and/or improvements to the Premises resulting from Applicable Requirements, such as compliance with Title 24, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor. See Addendum.

(c) **Liens; Bonds**. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

7.4 **Ownership; Removal; Surrender; and Restoration**.

(a) **Ownership**. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) **Removal**. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) **Surrender; Restoration**. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary

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wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing and the provisions of Paragraph 7.1(a), if the Lessee occupies the Premises for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Commencement Date ~~Start Date~~ with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) to the level specified in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

8.1 **Payment of Premium Increases**.

(a) Lessee shall pay to Lessor any insurance cost increase ("**Insurance Cost Increase**") occurring during the term of this Lease. Insurance Cost Increase is defined as any increase in the actual cost of the insurance required under Paragraph 8.2(b), 8.3(a) and 8.3(b), over and above the Base Premium as hereinafter defined calculated on an annual basis. Insurance Cost Increase shall include but not be limited to increases resulting from the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of mortgage or deed of trust covering the Premises, increased valuation of the Premises and/or a premium rate increase. The parties are encouraged to fill in the Base Premium in Paragraph 1.8 with a reasonable premium for the Required Insurance based on the Agreed Use of the Premises. If the parties fail to insert a dollar amount in Paragraph 1.8, then the Base Premium shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original Term for the Agreed Use of the Premises. In no event, however, shall Lessee be responsible for any portion of the increase in the premium cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence.

(b) Lessee shall pay any such Insurance Cost Increase to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due. If the insurance policies maintained hereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond the term of this Lease, shall be prorated to correspond to the term of this Lease.

8.2 **Liability Insurance**.

(a) **Carried by Lessee**. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or Lessors of Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "**insured contract**" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. See Addendum.

(b) **Carried by Lessor**. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 **Property Insurance - Building, Improvements and Rental Value**.

(a) **Building and Improvements**. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

(b) **Rental Value**. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deductible amount in the event of such loss.

(c) **Adjacent Premises**. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

8.4 **Lessee's Property; Business Interruption Insurance; Worker's Compensation Insurance**.

(a) **Property Damage**. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations.

(b) **Business Interruption**. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) **Worker's Compensation Insurance**. Lessee shall obtain and maintain Worker's Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a 'Waiver of Subrogation' endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certificate of insurance or copy of the policy required by paragraph 8.5.

(d) **No Representation of Adequate Coverage**. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

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8.5 **Insurance Policies**. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Commencement Date~~Start Date~~, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may increase his liability insurance coverage and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same. See Addendum.

8.6 **Waiver of Subrogation**. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby. See Addendum.

8.7 **Indemnity**. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or by Lessee's employees, contractors or invitees. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 **Exemption of Lessor and its Agents from Liability**. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8. See Addendum.

8.9 **Failure to Provide Insurance**. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease. See Addendum.

9. Damage or Destruction.

9.1 **Definitions**.

(a) **"Premises Partial Damage"** shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) **"Premises Total Destruction"** shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) **"Insured Loss"** shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) **"Replacement Cost"** shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) **"Hazardous Substance Condition"** shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 **Partial Damage - Insured Loss**. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance

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coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 **Partial Damage - Uninsured Loss**. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 **Total Destruction**. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

9.5 **Damage Near End of Term**. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

9.6 **Abatement of Rent; Lessee's Remedies**.

(a) **Abatement**. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) **Remedies**. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 **Termination; Advance Payments**. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor. See Addendum.

10. Real Property Taxes.

10.1 **Definition**. As used herein, the term "**Real Property Taxes**" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 **Payment of Taxes**. Lessor shall pay the Real Property Taxes applicable to the Premises provided, however, that Lessee shall pay to Lessor the amount, if any, by which Real Property Taxes applicable to the Premises increase over the fiscal tax year during which the Commencement Date Occurs ("Tax Increase"). Payment of any such Tax Increase shall be made by Lessee to Lessor within 30 days after receipt of Lessor's written statement setting forth the amount due and computation thereof. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that the Tax Increase be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payment shall be an amount equal to the amount of the estimated installment of the Tax Increase divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable Tax Increase is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable Tax Increase. If the amount collected by Lessor is insufficient to pay the Tax Increase when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

10.3 **Additional Improvements**. Notwithstanding anything to the contrary in this Paragraph 10.2, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in Real Property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by Lessee or at Lessee's request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

10.4 **Joint Assessment**. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Tax Increase for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

10.5 **Personal Property Taxes**. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

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11. Utilities and Services.

11.1 Lessee shall pay for all water, gas, heat, light, power, telephone, internet, fire and life safety monitoring, janitorial services, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Lessee shall enter into service contracts directly with the companies providing such services. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair, maintenance, replacements, improvements, alterations, changes of service, inability to obtain services, fuel, stream, water, or supplies or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions. See Addendum.

11.2 Within fifteen days of Lessor's written request, Lessee agrees to deliver to Lessor such information, documents and/or authorization as Lessor needs in order for Lessor to comply with new or existing Applicable Requirements relating to commercial building energy usage, ratings, and/or the reporting thereof.

12. Assignment and Subletting.

12.1 **Lessor's Consent Required**.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "**assign or assignment**") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "**Net Worth of Lessee**" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(d), or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a non-curable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, i.e. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 **Terms and Conditions Applicable to Assignment and Subletting**.

(a) Regardless of Lessor's consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

(c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2 and Addendum)

12.3 **Additional Terms and Conditions Applicable to Subletting**. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

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(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee. See Addendum.

13. Default; Breach; Remedies.

13.1 **Default; Breach.** A "**Default**" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A "**Breach**" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; the vacating of the Premises prior to the expiration or termination of this Lease without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism; or failure to deliver to Lessor exclusive possession of the entire Premises in accordance herewith prior to the expiration or termination of this Lease.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee. In the event that Lessee commits waste, a nuisance or an illegal activity a second time then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "**debtor**" as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease. See Addendum.

13.2 **Remedies**. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover any damages to which Lessor is otherwise entitled. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

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(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises. See Addendum.

13.3 **Inducement Recapture.** Any agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "**Inducement Provisions**," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon the occurance of any Default under ~~Breach of~~ this Lease ~~by Lessee~~, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Default~~Breach~~ by Lessee. The acceptance by Lessor of rent or the cure of the Default ~~Breach~~ which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 **Late Charges**. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 ~~consecutive~~ installments of Base Rent in any twelve (12) month period, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option increase by an amount equal to ten percent (10%) of the then existing Base Rent~~, become due and payable quarterly in advance~~.

13.5 **Interest**. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest ("**Interest**") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 **Breach by Lessor**.

(a) **Notice of Breach**. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) **Performance by Lessee on Behalf of Lessor**. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor. See Addendum.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "**Condemnation**"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

~~15.1 **Additional Commission**. In addition to the payments owed pursuant to Paragraph 1.9 above, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in effect at the time the Lease was executed. The provisions of this paragraph are intended to supersede the provisions of any earlier agreement to the contrary.~~

15.2 **Assumption of Obligations**. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of collecting any brokerage fee owed.

15.3 **Representations and Indemnities of Broker Relationships**. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker, agent or finder (other than the Brokers and Agents, if any, and Maha Katbi) in connection with this Lease, and that no one other than said named Brokers and Agents is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. Estoppel Certificates.

(a) Each Party (as "**Responding Party**") shall within 10 days after written notice from the other Party (the "**Requesting Party**") execute, acknowledge and

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deliver to the Requesting Party a statement in writing in form similar to the then most current "**Estoppel Certificate**" form published by AIR CRE, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.

(c) ~~If Lessor desires to finance, refinance, or sell the Premises, or any part thereof,~~ Lessee and all Guarantors shall, within 10 days after the Effective Date and thereafter, within ten (10) days after written notice from Lessor, deliver to Lessor and any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by Lessor or such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. Any such financial statements shall be prepared in accordance with generally accepted accounting principles and certified by a CPA firm licensed to do business in the state of California.

17. Definition of Lessor. The term "**Lessor**" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "**days**" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 **Notice Requirements**. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 **Date of Notice**. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand, or transmitted by facsimile transmission or by email shall be deemed delivered upon actual receipt. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

23.3 **Options.** Notwithstanding the foregoing, in order to exercise any Options (see paragraph 39), the Notice must be sent by Certified Mail (return receipt requested), Express Mail (signature required), courier (signature required) or some other methodology that provides a receipt establishing the date the notice was received by the Lessor.

24. Waivers.

(a) No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. Disclosures Regarding the Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand

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what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) *Lessor's Agent*. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: *To the Lessor*: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. *To the Lessee and the Lessor*: (a) Diligent exercise of reasonable skills and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) *Lessee's Agent*. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. *To the Lessee*: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. *To the Lessee and the Lessor*: (a) Diligent exercise of reasonable skills and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) *Agent Representing Both Lessor and Lessee*. A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not, without the express permission of the respective Party, disclose to the other Party confidential information, including, but not limited to, facts relating to either Lessee's or Lessor's financial position, motivations, bargaining position, or other personal information that may impact rent, including Lessor's willingness to accept a rent less than the listing rent or Lessee's willingness to pay rent greater than the rent offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Both Lessor and Lessee should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Commencement Date ~~Start Date~~ and that the liability (including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. At or prior to the expiration or termination of this Lease Lessee shall deliver exclusive possession of the Premises to Lessor. For purposes of this provision and Paragraph 13.1(a), exclusive possession shall mean that Lessee shall have vacated the Premises, removed all of its personal property therefrom and that the Premises have been returned in the condition specified in this Lease. In the event that Lessee does not deliver exclusive possession to Lessor as specified above, then Lessor's damages during any holdover period shall be computed at the amount of the Rent (as defined in Paragraph 4.1) due during the last full month before the expiration or termination of this Lease (disregarding any temporary abatement of Rent that may have been in effect), but with Base Rent being 150% of the Base Rent payable during such last full month. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee. See Addendum.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located. Signatures to this Lease accomplished by means of electronic signature or similar technology shall be legal and binding.

30. Subordination; Attornment; Non-Disturbance.

30.1 **Subordination**. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "**Security Device**"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "**Lender**") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 **Attornment**. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

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30.3 **Non-Disturbance**. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "**Non-Disturbance Agreement**") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 **Self-Executing**. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "**Prevailing Party**" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Lessee's use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "for sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements. See Addendum.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. All requests for consent shall be in writing. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. Guarantor.

37.1 **Execution**. The Guarantors, if any, shall each execute a guaranty in the form attached as Exhibit A ~~most recently published by AIR CRE~~.

37.2 **Default**. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options. If Lessee is granted any Option, as defined below, then the following provisions shall apply.

39.1 **Definition**. "**Option**" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 **Options Personal To Original Lessee**. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 **Multiple Options**. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 **Effect of Default on Options**. See Addendum.

~~(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of~~

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~~this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.~~

~~(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).~~

~~(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.~~

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.

41. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. See Addendum.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment.

44. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS LEASE.

49. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☑ is ☐ is not attached to this Lease.

50. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

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© 2019 AIR CRE. All Rights Reserved.
Last Edited: 7/22/2024 1:05 PM
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Page 15 of 16

Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: ________
On: ________

By LESSOR:
Zina Development, LLC, a California limited liability company

By: Signed by: Abdullah Arbikatbi
Name Printed: Abdullah Arbikatbi
Title: Managing Member
Phone: ________
Fax: ________
Email: skatbi@ftrnv.com

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: 73 Legacy Way, Irvine, California 92602
Federal ID No.: ________

Executed at: ________
On: ________

By LESSEE:
Cheetah Net Supply Chain Service Inc., a North Carolina corporation

By: Signed by: Huan Liu
Name Printed: Huan Liu
Title: CEO
Phone: ________
Fax: ________
Email: tony@west-buy.com

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: 6201 Fairview Rd, Ste 225, Charlotte, NC 28210
Federal ID No.: ________

BROKER

Lee & Associates, Inc. - Irvine

Attn: Allen Basso/Eric Darnell/Kylee King
Title: ________

Address: 9838 Research Dirve, Irvine, CA 92618
Phone: ________
Fax: ________
Email: edarnnell@leeirvine.com
Federal ID No.: ________
Broker DRE License #: 0144791
Agent DRE License #: 01298152/01888743/02101275

BROKER

Universal Elite Realty

Attn: Jing Gan
Title: ________

Address: 7700 Irvine Center Dr, Ste 680, Irvine, CA 92618
Phone: ________
Fax: ________
Email: ganjingteamus@gmail.com
Federal ID No.: ________
Broker DRE License #: ________
Agent DRE License #: 02132915

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

INITIALS Initial AA

INITIALS Initial HL

© 2019 AIR CRE. All Rights Reserved.
STG-27.40, Revised 10-22-2020

Last Edited: 7/22/2024 1:05 PM
Page 16 of 16

Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

AIR CRE contracts

ARBITRATION AGREEMENT

STANDARD LEASE ADDENDUM

Dated: July 19, 2024 ("Effective Date")

By and Between

Lessor: Zina Development, LLC, a California limited liability company

Lessee: Cheetah Net Supply Chain Service Inc., a North Carolina corporation

Property Address: 8707 Research Drive, Irvine, CA 92618

(street address, city, state, zip)

Paragraph: 49

A. **ARBITRATION OF DISPUTES**:

Except as provided in Paragraph B below, the Parties agree to resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Lessor's failure to approve an assignment, sublease or other transfer of Lessee's interest in the Lease under Paragraph 12 of this Lease, any other defaults by Lessor, or any defaults by Lessee by and through arbitration as provided below and irrevocably waive any and all rights to the contrary. The Parties agree to at all times conduct themselves in strict, full, complete and timely accordance with the terms hereof and that any attempt to circumvent the terms of this Arbitration Agreement shall be absolutely null and void and of no force or effect whatsoever.

B. **DISPUTES EXCLUDED FROM ARBITRATION**:

The following claims, disputes or disagreements under this Lease are expressly excluded from the arbitration procedures set forth herein: 1. Disputes for which a different resolution determination is specifically set forth in this Lease, 2. All claims by either party which (a) seek anything other than enforcement or determination of rights under this Lease, or (b) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, 3. Claims relating to (a) Lessor's exercise of any unlawful detainer rights pursuant to applicable law or (b) rights or remedies used by Lessor to gain possession of the Premises or terminate Lessee's right of possession to the Premises, all of which disputes shall be resolved by suit filed in the applicable court of jurisdiction, the decision of which court shall be subject to appeal pursuant to applicable law 4. Any claim or dispute that is within the jurisdiction of the Small Claims Court and 5. All claims arising under Paragraph 39 of this Lease.

C. **APPOINTMENT OF AN ARBITRATOR**:

All disputes subject to this Arbitration Agreement, shall be determined by binding arbitration before: ☐ a retired judge of the applicable court of jurisdiction (e.g., the Superior Court of the State of California) affiliated with Judicial Arbitration & Mediation Services, Inc. ("**JAMS**"), ☑ the American Arbitration Association ("**AAA**") under its commercial arbitration rules, ☐ ________, or as may be otherwise mutually agreed by Lessor and Lessee (the "**Arbitrator**"). In the event that the parties elect to use an arbitrator other than one affiliated with JAMS or AAA then such arbitrator shall be obligated to comply with the Code of Ethics for Arbitrators in Commercial Disputes (see: http://www.adr.org/aaa/ShowProperty?nodeId=/UCM/ADRSTG_003867). Such arbitration shall be initiated by the Parties, or either of them, within ten (10) days after either party sends written notice (the "**Arbitration Notice**") of a demand to arbitrate by registered or certified mail to the other party and to the Arbitrator. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. If the Parties have agreed to use JAMS they may agree on a retired judge from the JAMS panel. If they are unable to agree within ten days, JAMS will provide a list of three available judges and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. If the Parties have elected to utilize AAA or some other organization, the Arbitrator shall be selected in accordance with said organization's rules. In the event the Arbitrator is not selected as provided for above for any reason, the party initiating arbitration shall apply to the appropriate Court for the appointment of a qualified retired judge to act as the Arbitrator.

D. **ARBITRATION PROCEDURE**:

1. **PRE-HEARING ACTIONS**. The Arbitrator shall schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The Parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the Parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances. The Arbitrator shall issue subpoenas and subpoenas duces tecum as provided for in the applicable statutory or case law (e.g., in California Code of Civil Procedure Section 1282.6).

2. **THE DECISION**. The arbitration shall be conducted in the city or county within which the Premises are located at a reasonably convenient site. Any Party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the Parties according to the substantive laws and the terms and provisions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination and/or grant any remedy or relief that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the court of applicable jurisdiction, subject only to challenge on the grounds set forth in the applicable statutory or case law (e.g., in California Code of Civil Procedure Section 1286.2). The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the court of appropriate jurisdiction pursuant to the provisions of this Lease. The Arbitrator may award costs, including without limitation, Arbitrator's fees and costs, attorneys' fees, and expert and witness costs, to the prevailing party, if any, as

INITIALS [Initial: AA] INITIALS [Initial: HL]

© 2017 AIR CRE. All Rights Reserved.

ARB-3.03, Revised 10-22-2020 Last Edited: 7/22/2024 1:05 PM Page 1 of 2

________ ________ ________ ________ INITIALS INITIALS © 2017 AIR CRE. All Rights Reserved. Last Edited: 7/22/2024 1:05 PM ARB-3.03, Revised 10-22-2020 Page 2 of 2 determined by the Arbitrator in his discreƟon. Whenever a maƩer which has been submiƩed to arbitraƟon involves a dispute asto whether or not a parƟcular act or omission (other than a failure to pay money) consƟtutes a Default, the Ɵme to commence or cease such acƟon shall be tolled from the date that the NoƟce of ArbitraƟon is served through and unƟl the date the Arbitrator renders his or her decision. Provided, however, that this provision shall NOT apply in the event that the Arbitrator determines that the ArbitraƟon NoƟce was prepared in bad faith. Whenever a dispute arises between the ParƟes concerning whether or not the failure to make a payment of money consƟtutes a default, the service of an ArbitraƟon NoƟce shall NOT toll the Ɵme period in which to pay the money. The Party allegedly obligated to pay the money may, however, elect to pay the money "under protest" by accompanying said payment with a wriƩen statementseƫng forth the reasons for such protest. If thereaŌer, the Arbitrator determines that the Party who received said money was not enƟtled to such payment, said money shall be promptly returned to the Party who paid such money under protest together with Interest thereon as defined in Paragraph 13.5. If a Party makes a payment "under protest" but no NoƟce of ArbitraƟon is filed within thirty days, then such protest shall be deemed waived. (See also Paragraph 42 or 43) AIR CRE * hƩps://www.aircre.com * 213-687-8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in wriƟng. Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 1 ADDENDUM TO THE STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - GROSS DATED JULY 19, 2024 BETWEEN ZINA DEVELOPMENT, LLC, AS LESSOR, AND CHEETAH NET SUPPLY CHAIN SERVICE INC., AS LESSEE The following provisions are added to the Lease; where applicable, Paragraph numbers below correspond to Paragraph numbers in the Lease, and all defined terms are as defined in the Lease: 1.2 Premises. As used herein, the term “Project” shall include all property subject to the CC&Rs (as defined below). 1.5 Base Rent. (a) Base Rent shall be payable on the first day of each month as follows: Period Monthly Base Rent Months 1 through 12 $42,000.00 Months 13 through 24 $43,680.00 Months 25 through 36 $45,427.20 (b) The term “Rent” as used in this Lease shall include Base Rent and all other sums owing to Lessor under the terms of this Lease. 1.6(a) Prepaid Rent. Commencing on the first day of the fourth (4th) full calendar month of the Original Term, the Prepaid Rent shall be applied to fifty percent (50%) of the Base Rent due for that month and for each month thereafter until the Prepaid Rent has been exhausted (i.e., Lessee shall continue to deliver payment of fifty percent (50%) of the Base Rent in accordance with Section 4.2 of the Lease and the Prepaid Rent will be applied to the other fifty percent (50%)). 2.4 Acknowledgements. Lessee is leasing the Premises “AS IS”, “WHERE IS”, and with all faults and defects, and acknowledges that neither Lessor nor Lessor’s agents have made any oral or written representations or warranties with respect to the condition of the Premises except as expressly set forth in the Lease. In addition, Lessee acknowledges that Lessor will not be providing any improvements, improvement allowance, alterations or furniture in the Premises. 5. Security Deposit. Lessee acknowledges and agrees that the Security Deposit may be applied towards any rent or other sum in default or otherwise owing to Lessor by Lessee following the expiration or earlier termination of this Lease as allowed under Section 1951.2 of the California Civil Code. In connection therewith, Lessee hereby expressly waives the benefits of any statute now or hereafter in effect which would prevent Lessor from applying all or any portion of the Security Deposit to offset any future rent owing to Lessor at the termination of the Lease prior to the expiration of the Original Term, as the same may be extended, including, without limitation, California Civil Code Section 1950.7. If Lessor sells its interest in the Premises to a purchaser other than Lessee during the Original Term, as the same may be extended, and if Lessor deposits with the purchaser of the Premises the then unappropriated portion of the Security Deposit, Lessor shall be discharged from any further liability with respect to the Security Deposit. 6.1 Permitted Use. Lessee shall comply with all present and future covenants, conditions, and restrictions or other restrictive covenants and obligations, whether or not of record, which affect the use and operation of the Premises, including, without limitation, that certain Declaration of Conditions, Covenants and Restrictions and Grant of Easements for Vantage Business Center dated September 28th, 1998 between Abundant Capital Group LLC, a California limited liability company, and California Counties Title Company, a California corporation, recorded in the Official Records of Orange County as Instrument No. 19980701248 (as amended, the “CC&Rs”). Lessee shall strictly comply with, and shall cause its agents, employees, business licensees and invitees to strictly comply with, all Applicable Requirements. 6.3 Lessee’s Energy Use Reporting Requirements. Lessee shall promptly deliver to Lessor (a) upon receipt by Lessee, copies of all invoices evidencing Lessee’s energy consumption at the Premises; (b) such other information as Lessor may reasonably request from time to time in order to comply with California energy laws, ordinances, orders or regulations, now or hereinafter enacted (collectively, the “Energy Laws”); and (c) such consents, approvals, authorizations or other documents or instruments as may be necessary to cause the applicable utility providers to release such information regarding the energy consumption of the Premises as may be required pursuant to the Energy Laws. The items to be delivered pursuant to clauses (a), (b) and (c) above are collectively referred to as the “Energy Use Compliance Information”. Lessee's failure to deliver any of the Energy Use Compliance Information to Lessor within ten (10) business days of a second request from Lessor shall constitute a material default under the Lease and Lessor may, at Lessor's option, terminate the Lease, provided written notice of such termination is received by Lessee prior to Lessor's receipt of the Energy Use Compliance Information. Additionally, Lessee acknowledges that Lessor may be required to disclose certain information concerning the energy performance of the Premises pursuant to the Energy Laws (collectively the “Energy Disclosure Requirements”), to the extent applicable to the Project. To the maximum extent permitted by law, Lessee hereby waives any rights under the Energy Disclosure Requirements and further waives any right to receive the Disclosure Summary Sheet, Statement of Energy Performance, Data Checklist, and Facility Summary, all as defined in the Energy Disclosure Requirements (collectively, the “Energy Disclosure Information”). Lessee hereby forever releases Lessor of any liability under the Energy Disclosure Requirements, including, without limitation, any liability of Lessor arising as a result of Lessor’s failure to provide to Lessee the Energy Disclosure Information. 7.1 Lessee’s Obligations. (a) Lessee shall, at Lessee’s sole cost and expense, at all times during the Original Term, as the same may be extended (i) maintain, operate, repair, and use the Premises as appropriate to prevent or minimize, as appropriate, the accumulation of (x) levels of carbon dioxide in the Premises in excess of levels permitted under applicable law, and (y) stagnant water and moisture in planters, kitchen appliances and vessels, carpeting, insulation, water coolers and any other locations where Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 2 stagnant water and moisture could accumulate, and (ii) otherwise maintain, operate, repair, and use the Premises to prevent the generation, growth, deposit, release or circulation of any mold, mildew, bacillus, virus, pollen or other micro-organism and the deposit, release or circulation of any indoor contaminants, including emissions from paint, carpet and drapery treatments, cleaning, maintenance and construction materials and supplies, pesticides, pressed wood products, insulation, and other materials and products. Lessee’s obligations shall include providing janitorial services to the Premises. Lessee’s expenses incurred to provide janitorial services to the Premises shall be payable in their entirety by Lessee directly to the provider of janitorial services. Lessee shall only utilize such janitorial service providers as are designated by Lessor. Lessee shall cause its janitorial service provider to provide service to any commercially reasonable minimal standard promulgated by Lessor. 7.2 Lessor’s Obligations. Notwithstanding anything to the contrary set forth in the Lease, to the extent any maintenance, repair or replacement not covered by insurance is due to the negligent acts or intentional misconduct of Lessee or any of Lessee’s agents, employees, contractors, representatives, licensees or business invitees, the costs for such maintenance, repair or replacement shall be borne exclusively by Lessee. 7.3(b) Utility Installations, Trade Fixtures, Alterations; Consent. Lessor’s consent to any proposed Alterations or Utility Installations that affect the exterior of the Premises or that affect the structural components or mechanical systems of the Premises may be withheld in Lessor’s sole and absolute discretion. Lessor’s consent to any other proposed Alterations or Utility Installations shall not be unreasonably withheld. In addition to the conditions to approval set forth in clauses (i), (ii), and (iii) of this Paragraph 7.3(b), Lessor may also condition its consent on (a) Lessee causing its contractor to comply with construction rules and regulations as may be issued by Lessor from time to time, and (b) Lessee depositing an amount equal to one hundred twenty-five percent (125%) of the estimated cost necessary to restore the Premises to the condition in which they existed prior to the Alteration or Utility Installation, as determined by Lessor in its reasonable discretion. 8.2(a) Additional Coverage. If the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy, Lessee shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter in such amounts as Lessor may reasonably require, insuring Lessee (and naming as additional insureds Lessor and, if requested by Lessor, Lessor’s Lender), against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises. 8.5 Insurance Policies. The form and content of all insurance certificates and binders shall be subject to the reasonable approval of Lessor, provided that it shall be unreasonable for Lessor to disapprove any certificates or policies that, either separately or together, reflect full compliance with Lessee’s obligations to maintain insurance under this Lease. 8.6 Waiver of Subrogation. Paragraph 8.6 of the Lease is supplemented to provide that (i) nothing contained in such Paragraph shall absolve Lessee of its obligations of maintenance and repair and payment of insurance deductibles under the Lease, and (ii) in the event that any loss is due to the act, omission or negligence or willful misconduct of Lessee or any of its agents, employees, contractors, guests, invitees, assignees or sublessees, Lessee's liability insurance shall be primary and shall cover all losses and damages prior to any other insurance. 8.8 Exemption of Lessor from Liability. In consideration of the benefits accruing under this Lease, Lessee and all successors and assigns agree that, in the event of any actual or alleged failure, breach or default under this Lease by Lessor: (a) the sole and exclusive remedy shall be against Lessor’s interest in the Premises; (b) no partner or member of Lessor shall be named as a party in any suit or proceeding (except as may be necessary to secure jurisdiction of the partnership, if applicable); (c) no partner or member of Lessor shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner or member of Lessor; (e) no writ of execution will ever be levied against the assets of any partner or member of Lessor; and (f) the obligations of Lessor under this Lease do not constitute personal obligations of the individual partners, members, directors, officers or shareholders of Lessor, and Lessee shall not seek recourse against the individual partners, members, directors, officers or shareholders of Lessor or any of their personal assets for satisfaction of any liability in respect to this Lease. 8.9 Failure to Provide Insurance. In addition to the foregoing, in the event of any failure by Lessee to obtain or maintain the insurance required under the Lease, Lessor may obtain, on Lessee’s behalf and at Lessee’s expense, such insurance policies as are required to be maintained by Lessee under the Lease. Lessee shall, within ten (10) days after demand, reimburse Lessor for the cost of any such policies. 9.8 Damage and Destruction; Limited Obligation to Repair; Effect of Termination. Notwithstanding anything contained in this Paragraph 9 to the contrary, Lessor shall not be obligated to repair or replace, and Lessee shall, at its expense, replace or fully repair all Lessee’s personal property, Trade Fixtures, Utility Installations, and Lessee-Owned Alterations existing at the time of such damage. Lessee shall fully cooperate with Lessor in removing Lessee’s personal property, Trade Fixtures, and any debris from the Premises to facilitate the making of repairs. If the Lease is terminated pursuant to this Paragraph 9, Lessor shall, subject to the rights of any Lenders, be entitled to receive and retain all insurance proceeds resulting from or attributable to such damage or destruction, except for proceeds payable under policies obtained by Lessee which specifically insure Lessee’s personal property and Trade Fixtures. 11. Utilities. Lessee's use of electric current shall never exceed the capacity of the feeders to the Premises, or the risers or wiring installation. Lessee shall keep the meter and installation equipment in good working order and repair at Lessee's sole cost and expense, in default of which Lessor may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Lessee. Lessee acknowledges that Lessor shall charge Lessee on an annual basis for usage of HVAC service in excess of forty-eight (48) hours per week (i.e., 2,496 hours per year) (“Excess HVAC Hours”) at a rate of One Hundred Twenty-Five and No/100 Dollars ($125.00) per hour of excess usage (“Excess HVAC Hourly Charge”). Upon each anniversary of the Commencement Date, Lessee agrees to pay Lessor, within five (5) days after Lessee's receipt of an invoice therefor, for any Excess HVAC Hourly Charges. In the event Lessee remains in possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease, Lessee shall pay for the Excess HVAC Hourly Charge on a weekly basis for any HVAC usage exceeding forty-eight (48) hours. 12.2 Terms and Conditions Applicable to Assignment and Subletting. Lessor may refuse to consent to any assignment or subletting on any commercially reasonable grounds. Without limiting the foregoing, Lessor may withhold its consent, and such withholding shall be deemed reasonable, if: Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 3 (A) The assignment or subletting is not on the same terms and conditions set forth in Lessee’s notice given to Lessor or if such proposed terms or conditions violate any terms of this Lease; (B) The transferee fails to demonstrate to Lessor, in Lessor’s subjective, good faith discretion, that the transferee has the financial capability to perform the obligations on transferee’s part to be performed under the Lease, including having a net worth at least equal to the net worth of Lessee as of the Commencement Date, as evidenced by financial statements which have been audited, if such is the customary practice of the proposed transferee, or reviewed and certified by a certified public accountant; (C) There then exists any default by Lessee pursuant to the Lease or any non-payment or non-performance by Lessee under the Lease which, with the passage of time or the giving of notice, would constitute a default under the Lease; (D) The business reputation, character, history and nature of the business of the proposed assignee or subtenant is not satisfactory to Lessor; or (E) The proposed assignee or subtenant is a governmental entity or agency. 12.3 Additional Terms and Conditions Applicable to Subletting. Whether or not Lessor shall consent to an assignment or sublease under the provisions of this Paragraph 12.3, (i) in addition to the fee payable under Paragraph 12.2(e), Lessee shall pay Lessor’s processing costs and attorneys’ fees incurred in determining whether or not to so consent, and (ii) Lessee shall not be relieved of any responsibility under this Lease without Lessor’s express written release, which Lessor may grant or withhold in its sole, subjective discretion. Absent such an express written release, Lessee shall remain primarily liable for the Lessee’s obligations under this Lease. If Lessor shall consent to any assignment, Lessee shall pay to Lessor, as additional rent, seventy-five percent (75%) of all net sums or other consideration payable to and for the benefit of Lessee by the transferee on account of the assignment, as and when such sums and other consideration are due and payable to or for the benefit of Lessee (or, if Lessor so requires, and without any release of Lessee’s liability for the same, Lessee shall instruct the transferee to pay such sums and other consideration directly to Lessor). If in connection with any proposed sublease Lessee receives net sums or other consideration, either initially or over the term of the sublease, in excess of the rent called for under this Lease or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for under this Lease are taken into account, Lessee shall pay to Lessor as additional rent seventy-five percent (75%) of the net sums or other consideration received by Lessee promptly after its receipt. As used in this paragraph, “net sums or other consideration” shall include without limitation the then fair value of any non-cash consideration and shall be calculated after first deducting reasonable costs incurred by Lessee in connection with the assignment or sublease, including without limitation commissions payable to a broker not affiliated with Lessee, space modification costs in connection with the assignment or sublease, reasonable legal costs, free rent concessions to the transferee or sublessee, and lease takeover costs. Lessor’s waiver of or consent to any assignment or subletting shall not relieve Lessee or any assignee or sublessee from any obligation under this Lease whether or not accrued. 12.4 Recapture. In the event that Lessee contemplates an assignment or a subletting (“Contemplated Transfer”), then Lessee shall give Lessor notice (“Intention to Transfer Notice”) of such Contemplated Transfer. The Intention to Transfer Notice shall specify the portion and amount of rentable square feet of the Premises which Lessee intends to transfer (“Contemplated Transfer Space”), the contemplated date of the commencement of the Contemplated Transfer (“Contemplated Effective Date”), and the contemplated length of the term of such Contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Lessor pursuant to this Paragraph 12.5 in order to allow Lessor to elect to recapture the Contemplated Transfer Space. Thereafter, Lessor shall have the option, by giving notice to Lessee within thirty (30) days after receipt of such Intention to Transfer Notice, to recapture such Contemplated Transfer Space, or the entire floor on which the Contemplated Transfer Space is located, or the entire Premises, effective as of the Contemplated Effective Date stated in the Intention to Transfer Notice. In the event of a recapture by Lessor, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Lessee in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same. Notwithstanding the foregoing, however, should Lessor so elect to terminate this Lease with respect to the Contemplated Transfer Space as provided herein, Lessee may, by notice to Lessor within five (5) business days thereafter, elect to rescind its transfer request, in which event Lessor’s termination election shall be null and void and Lessee will not consummate its proposed transfer. 13.1 Default; Breach. (i) If Lessee has failed to timely pay Base Rent more than two (2) times in the immediately preceding twelve (12) month period, then the occurrence of a material adverse change in Lessee’s financial condition, as evidenced by any financial statements delivered pursuant to Paragraph 52 below, such that Lessor reasonably believes that Lessee will be unable to continue making the payments required under the Lease. 13.2 Remedies. Any written notice given under Paragraph 13.2 of the Lease shall be in lieu of, and not in addition to, the notice requirements of California Code of Civil Procedure Section 1161 et. seq. 13.6 Breach by Lessor. (c) Lessee and all successors and assigns agree that, in the event of any actual or alleged failure, breach or default under this Lease by Lessor, any claim, defense, or other right of Lessee arising in connection with this Lease or negotiations before this Lease was signed, shall be barred unless Lessee files an action or interposes a defense based thereon within one hundred eighty (180) days after the date of the alleged event on which Lessee is basing its claim, defense or right. (d) Lessee’s remedies in the event of a default by Lessor shall be limited to the remedies provided under the Lease, damages and/or injunctive relief, and, under no circumstances shall Lessee have the right to terminate this Lease due to a default of Lessor. 26. No Right to Holdover. Lessee shall indemnify Lessor from all loss or liability arising from any holding over by Lessee without Lessor’s express written consent or failure of Lessee to surrender the Premises in accordance with Paragraph 7.4(c), including, without limitation, claims made by succeeding lessees or losses due to lost opportunities to lease to succeeding lessees. Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 4 34. Signs. Lessee shall have the right to install signage on the Building subject to (i) approval by all governmental agencies having jurisdiction over the Building, (ii) Lessor’s consent as to materials, location and size, which shall be given or withheld in Lessor’s sole, subjective judgment, and (iii) Lessee’s compliance with the requirements of this Paragraph. Such signage is referred to herein as the “Signage”. The Signage and all appurtenant electrical and mechanical installation required in connection with the Signage shall (a) be installed at Lessee’s sole cost and expense, (b) comply with all Applicable Requirements, (c) be of a size, design, construction, color and material acceptable to Lessor in its sole discretion, (d) be illuminated (if any illumination is approved or required by Lessor in its sole discretion) in a manner acceptable to Lessor in its sole discretion, and (e) contain only such text and logos as are reasonably acceptable to Lessor. Lessee shall obtain all governmental permits and approvals required in connection with the Signage at Lessee’s sole cost and expense. Before beginning installation of the Signage, Lessee shall obtain Lessor’s written approval in Lessor’s reasonable discretion of Lessee’s signage contractor and installer and of all plans and specifications for the Signage. At Lessor’s option, Lessee shall, at Lessee’s sole cost, remove the Signage upon expiration or earlier termination of the Original Term, as the same may be extended, and repair all damage to the Premises caused by installation and removal of the Signage. 39.4 Options to Renew. 39.4.1 Grant of Option. Lessee shall have the right to extend the Original Term (each, a “Renewal Option”) with respect to the entire Premises for up to two (2) additional periods of three (3) years each (each, a “Renewal Term”), with the Renewal Term commencing on the day following the Expiration Date of the Original Term or the first Renewal Term, as applicable, subject to the following conditions: (a) Lessor must receive notice of exercise for the applicable Renewal Option (“Renewal Notice”) not more than fourteen (14) months and not less than six (6) months prior to the Expiration Date of the Original Term or the first Renewal Term, as applicable; (b) Lessee may not be in Default under the Lease beyond any applicable notice and cure periods at the time Lessee delivers any Renewal Notice or at the time Lessee delivers any Binding Notice (as defined below); (c) All Rent that is due and payable must be paid at the time that Lessee delivers any Renewal Notice or at the time Lessee delivers any Binding Notice; (d) Lessee shall not have been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the applicable Renewal Option; (e) No part of the Premises may be sublet at the time that Lessee delivers any Renewal Notice or at the time Lessee delivers any Binding Notice; (f) The Lease may not have been assigned by Lessee prior to the date that Lessee delivers any Renewal Notice or at the time Lessee delivers any Binding Notice; (g) The deadline to exercise a Renewal Option shall not be extended or enlarged by reason of Lessee’s inability to exercise a Renewal Option because of the provisions of Paragraphs 39.4.1(a) through (d) above; and (h) All Renewal Options shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the applicable Renewal Option, if, after such exercise and prior to the commencement of the Renewal Term, (A) Lessee fails to timely pay Rent when such Rent becomes due (without necessity of Lessor to give notice thereof), or (B) if Lessee commits a Breach of this Lease. 39.4.2 Terms Applicable to Premises During Renewal Terms. The Base Rent for the Premises during each Renewal Term shall be calculated using the Prevailing Market rate per rentable square foot for the Premises as of the commencement of the applicable Renewal Term (calculated in accordance with Paragraph 39.4.3 below), but shall be no less than the Rent under this Lease immediately prior to the applicable Renewal Term. Base Rent during each Renewal Term will be subject to annual four percent (4%) increases. In addition to Base Rent, Lessee shall pay, during the Renewal Term, the additional rent and all other charges required to be paid by Lessee under the terms of the Lease. 39.4.3 Procedure for Determining Prevailing Market. Within 30 days after receipt of the applicable Renewal Notice for the applicable Renewal Term, Lessor shall advise Lessee of the Base Rent for the Premises for the applicable Renewal Term. Lessee, within fifteen (15) days after the date on which Lessor advises Lessee of the Base Rent for the applicable Renewal Term, shall either (i) give Lessor final binding written notice (“Binding Notice”) of Lessee’s exercise of the applicable Renewal Option, or (ii) if Lessee disagrees with Lessor’s determination, provide Lessor with written notice of rejection (the “Rejection Notice”). If Lessee fails to provide Lessor with either a Binding Notice or Rejection Notice within such fifteen (15) day period, Lessee will be deemed to have delivered a Binding Notice. If Lessee provides Lessor with a Binding Notice, Lessor and Lessee shall enter into a Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Lessee provides Lessor with a Rejection Notice, Lessor and Lessee shall work together in good faith to agree upon the Prevailing Market rate for the Premises during the applicable Renewal Term. When Lessor and Lessee have agreed upon the Prevailing Market rate for the Premises, such agreement shall be reflected in a written agreement between Lessor and Lessee, whether in a letter or otherwise, and Lessor and Lessee shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Lessor and Lessee are unable to agree upon the Prevailing Market rate for the Premises within thirty (30) days after the date Lessee provides Lessor with a Rejection Notice (the “Renewal Outside Date”) , the Prevailing Market rate shall be determined by the appraisal method set forth in Paragraph 39.4.4. 39.4.4 Determination By Appraisal. If Lessor and Lessee are not able to agree upon the Prevailing Market rate pursuant to Paragraph 39.4.3 above within the time period proscribed, then Lessor and Lessee shall work together to agree in good faith upon a single appraiser not later than fifteen (15) days after the applicable Renewal Outside Date. If Lessor and Lessee are unable to agree upon a single appraiser within such fifteen (15) day period, then Lessor and Lessee shall each appoint one appraiser not later than fifteen (15) days thereafter and Lessor and Lessee shall each give written notice to the other of such appointment at the time of such appointment. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Lessor or Lessee fails to appoint its appraiser and to give written notice thereof to the other party within the prescribed time period, the single appraiser appointed shall determine the Prevailing Market rate for the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party (such selection to be by written notice thereof to such appraiser and the other party) shall determine the Prevailing Market rate for the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 5 All appraisers shall have at least ten (10) years’ experience in the appraisal of commercial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent. For the purposes of such appraisal, the term “Prevailing Market” shall mean the per square foot fair market monthly rental rate that a ready and willing tenant would accept, as of the start of the applicable Renewal Term, for the calculation of monthly base rent, from a ready and willing landlord of property comparable to the Premises (with comparable tenant and other improvements), if such property were exposed for lease in a Comparable Market (as defined below) for a reasonable period of time and taking into account all of the purposes for which the Premises may be used and all of the benefits that the Premises may enjoy. “Comparable Market” means the area commonly referred to as the “Irvine Spectrum Market ”. If a single appraiser is chosen, then such appraiser shall determine the Prevailing Market rate for the Premises. Otherwise, the Prevailing Market rate for the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Lessor and Lessee shall instruct the appraiser(s) to complete their determination of the Prevailing Market rate not later than thirty (30) days after they have been engaged. If the Prevailing Market rate is not determined prior to the commencement of the applicable Renewal Term, then Lessee shall continue to pay to Lessor the Base Rent applicable to the Premises immediately prior to the applicable Renewal Term until the Prevailing Market rate is determined. When the Prevailing Market rate for the Premises is determined, Lessor shall deliver notice thereof to Lessee, and Lessee shall pay to Lessor, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Lessee to Lessor for the period after the commencement of the applicable Renewal Term and the new Base Rent determined hereunder effective as of the commencement of the applicable Renewal Term. In no event shall the Base Rent be reduced below the Base Rent applicable to the Premises immediately prior to the commencement of the applicable Renewal Term. 39.4.5 Renewal Amendment. If Lessee is entitled to and properly exercises the applicable Renewal Option, Lessor shall prepare an amendment (the “Renewal Amendment”) to reflect the changes in the Base Rent, Original Term or Renewal Term, as applicable, and other appropriate terms. The Renewal Amendment shall be sent to Lessee within a reasonable time after Lessor’s receipt of the applicable Renewal Notice and Lessee shall execute and return the Renewal Amendment to Lessor within fifteen (15) days after Lessee’s receipt of same. At Lessor’s sole option, Lessee’s Renewal Option shall be void if Lessee fails to timely return the Renewal Amendment duly executed by Lessee. 41. Security Measures. Lessee assumes all responsibility for the protection of Lessee and its agents, employees, business invitees and licensees and their property from the criminal acts of third parties and shall provide adequate security protection for the Premises. Nothing herein contained shall prevent Lessor, at Lessor’s sole option, from providing security protection for the Building, the Project, or the Premises, and the costs thereof shall be paid by Lessee upon demand. 51. Inconsistencies. If there is any inconsistency between the provisions of the Lease and of this Addendum, the provisions of this Addendum shall control. 52. Financial Statements. Lessee shall deliver to Lessor, not less than once per year during the Original Term, as the same may be extended, and otherwise upon request by Lessor, copies of Lessee’s financial statements which have been audited, if such is the customary practice of Lessee, or reviewed and certified by a certified public accountant. 53. Parking. Lessee shall have the exclusive right to use the forty-one (41) parking stalls designated for use by tenants or occupants of the Premises. In addition to the foregoing, to the extent consistent with and permitted under the CC&Rs, Lessee may use any of the unmarked parking spaces located within the Project on a non-exclusive first come, first served basis. 54. Furniture and IT Equipment. (a) Lessee shall have the exclusive right during the Original Term, as the same may be extended, to use all furniture located in the Premises as of the Commencement Date (collectively, “FF&E”). A list of all FF&E located in the Premises as of the Effective Date is attached hereto as Schedule 1; provided, however, that Lessee agrees that (a) the list of FF&E on Schedule 1 may be inaccurate and Lessee’s obligations under this Lease relating to FF&E includes any similar or dissimilar items located in the Premises even if they are not included on Schedule 1 and (b) Lessor makes no representation or warranty that all items listed on Schedule 1 are actually located in the Premises and Lessee shall not be entitled to any right or remedy if any items listed on Schedule 1 are not actually located in the Premises. Additionally, Lessee agrees that Lessor makes no representation or warranty as to its condition or fitness for any particular purpose of the FF&E. In no event shall Lessee remove ay FF&E during the Original Term, as the same may be extended, or at the expiration thereof unless the FF&E is purchased by Lessee pursuant to the Purchase Agreement (as defined below). (b) Lessor shall remove the IT equipment identified on attached Schedule 2 from the Premises within two (2) weeks of the Commencement Date. 55. Purchase Option. a. Lessor hereby grants to Lessee the exclusive right to purchase the Premises upon all of the terms, covenants and conditions hereinafter set forth (the “Option”). b. The purchase price (the “Purchase Price”) shall be Nine Million Seven Hundred Fifty Thousand and 00/100 Dollars ($9,750,000.00) as of January 19, 2025, subject to adjustment as hereinafter set forth. Effective as of July 19, 2025, the Purchase Price shall be automatically decreased to Nine Million Five Hundred Thousand and 00/100 Dollars ($9,500,000.00). c. The Option shall begin on January 19, 2025 and shall continue and expire on July 19, 2026 in accordance with the terms hereof (the “Option Term”). d. If Lessee fails to timely and duly exercise the Option before the end of the Option Term, the Option shall automatically be deemed terminated without any further action by any party and Lessee shall have no further right to purchase the Premises. If Lessee exercises the Option and fails to close due to a default by Lessee, the Option shall automatically be deemed terminated without any further action by any party and Lessee shall have no further right to purchase the Premises, but the Lease shall remain in full force and effect in accordance with its terms. e. Lessee may exercise the Option only by doing the following before the Option Term expires: (a) at least ten (10) business days before the end of the Option Term, notifying Lessor in writing of its election to do so (“Exercise Notice”) and (b) depositing with DeFrenza Lee LLP two (2) Lessee executed copies of the Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate and Addendum to Standard Offer, Agreement and Escrow Instructions for Real Estate collectively attached hereto as Exhibit “B” (collectively, the “Purchase Agreement”), which Purchase Agreement shall govern the terms of Lessee’s purchase of the Premises. Within three (3) business days after Lessee exercises the Option, Lessor shall deliver to an Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 6 escrow company acceptable to Lessor and Lessee (“Escrow Holder”) a counterpart of the Purchase Agreement duly executed by Lessor. If the Option is exercised by Lessee as provided herein, Lessor shall sell the Premises to Lessee and Lessee shall purchase the Premises from Lessor on the terms and conditions set forth in this Agreement and the Purchase Agreement. The Exercise Notice shall include a closing date which shall be no later than thirty (30) days after the date of delivery of the Exercise Notice to Seller (“Closing Date”, “Close of Escrow”, “Close”, and/or “Closing”). f. Lessor shall, within ninety (90) days after Commencement Date, deliver to Lessee, the following property documents to the extent in Lessor’s actual possession: 1. Copies of any leases, subleases and rental arrangements affecting the Premises; 2. A copy of the CC&Rs; 3. Copies of all other material agreements known to Lessor that are not recorded in the county recorder’s office or otherwise publicly available from a public agency and that will affect the Premises after Closing; and 4. Copies of any notes, deeds of trust and related agreements to which the Premises will remain subject after the Closing. 56. No Offer. Preparation of this Lease by Lessor or Lessor’s agent and submission of this Lease to Lessee shall not be deemed an offer to Lessee to lease or create an obligation of either party to negotiate to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties. [Signatures Appear On Following Page] Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 1 THEREFORE, the parties have executed this Lease as of the date first written above. LESSOR: ZINA DEVELOPMENT, LLC, a California limited liability company By: Name: Abdullah Arbikatbi Its: Managing Member LESSEE: CHEETAH NET SUPPLY CHAIN SERVICE INC., a North Carolina corporation By: Name: Huan Liu Its: Chief Executive Officer By: Name: Its: [If Lessee is a corporation, Signatories for Lessee shall be (1) any of the chairman of the board, the president or any vice-president and (2) any of the secretary, any assistant secretary, the chief financial officer or any assistant treasurer.] Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

{10721307;4} 1 EXHIBIT “A” Form of Guaranty Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

Docusign Envelope ID: 52F36BE2-EE1B-4D3D-92E9-84A6AE7F1FB6

EXHIBIT “B”

Form of Purchase Agreement

{10721307;4}

{10722156;1} FIRST AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - GROSS THIS FIRST AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - GROSS (this “Agreement”) is made as of the 6 th day of August, 2024, between ZINA DEVELOPMENT, LLC, a California limited liability company (“Landlord”), and CHEETAH NET SUPPLY CHAIN SERVICE INC., a North Carolina corporation (“Tenant”). W I T N E S S E T H: Landlord and Tenant are, respectively, the current landlord and the current tenant under that certain Standard Industrial/Commercial Single-Tenant Lease - Gross dated as of July 19, 2024 (the “Lease”), as covering that certain building commonly known as 8707 Research Drive, Irvine, CA, as more particularly described in the Lease (the “Premises”). Landlord and Tenant desire to modify the Lease in accordance with the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby agree as follows: 1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Lease. 2. Guarantor. Section 1.10 is hereby deleted in its entirety and replaced with the following: Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by West Buy Media Inc., a North Carolina corporation (“Guarantor”). (See also Paragraph 37) 3. Signature Block. In the signature block for Lessee, the email address listed is hereby deleted and replaced with the following: tony@cheetah-net.com. 4. Lease in Effect. Except as otherwise modified by this Agreement, all of the terms and provisions of the Lease are hereby ratified and confirmed and shall continue in full force and effect. 5. Counterparts; Captions. This Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Transmission of a facsimile, DocuSign or by email of a pdf copy of the signed counterpart of this Agreement shall be deemed the equivalent of the delivery of the original. The paragraph headings set forth in this Agreement are for convenience of reference only, and do not define, limit or construe the contents of such paragraphs. 6. Prior Negotiations. This Agreement supersedes all prior negotiations, representations, understandings and agreements of, by or between Landlord and Tenant with respect to the subject matter hereof, all of which shall be deemed fully merged herein.

{10722156;1} 2 7. Entire Agreement. This Agreement, together with the Lease and Guaranty, as amended, constitutes the entire Agreement of the parties hereto with respect to the matters stated herein, and may not be amended or modified unless such amendment or modification shall be in writing and shall have been signed by the party against whom enforcement is sought. 8. Invalidity. If any provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement or the application of such provision other than to the extent that it is invalid or unenforceable shall not be affected, and each provision of this Agreement shall remain in full force and effect notwithstanding the invalidity or unenforceability of such provision, but only to the extent that application and/or enforcement, as the case may be, would be equitable and consistent with the intent of the parties in entering into this Agreement. [BALANCE OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

{10722156;1} 3 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. LANDLORD: ZINA DEVELOPMENT, LLC, a California limited liability company By: /s/ Abdullah Arbikatbi________________ Abdullah Arbikatbi, Managing Member TENANT: CHEETAH NET SUPPLY CHAIN SERVICE INC., a North Carolina corporation By: /s/ Huan Liu Huan Liu, Chief Executive Officer